Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan E. Johnson III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Overstock.com, Inc. on Form 10-K for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Overstock.com, Inc.

Date:	3/13/2020	/s/ JONATHAN E. JOHNSON III
Jonathan E. Johnson III
Chief Executive Officer
(principal executive officer)